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Exhibit 10 (xxxviii)

                            SCOTT TECHNOLOGIES, INC.

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT is made as of December 16, 1998 by and among Scott Technologies, Inc., a Delaware corporation (the "Company"), and Richard C. Blum & Associates, L.P. ("Blum") on behalf of itself and its affiliates.

            WHEREAS, Blum has offered to refrain from selling, transferring or otherwise disposing of any of the shares (the "Shares") of common stock, par value, $0.10 per share, of the Company (the "Common Stock") that it beneficially owns as of the date hereof, or any additional shares of Common Stock it beneficially owns after this date, until after May 11, 2000, with certain exceptions, if the Company agrees to register the Shares and such additional shares (the "Registrable Securities") under the Securities Act of 1933, as amended (the "Securities Act"); and

            WHEREAS, the Company is willing to provide the registration rights set forth in this Agreement in exchange for the various agreements provided herein by Blum in connection with Blum's sale, transfer or other disposition of the Shares.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Demand Registration.

            a. Requests for Registration. At any time after May 11, 2000, Blum may demand registration under the Securities Act (the "Demand Registration") for an underwritten offering of all or any portion of the Registrable Securities by sending written notice of the demand to the Company. Such notice shall specify the number of the Registrable Securities sought to be registered. The Company will then use its best efforts to file with the Securities and Exchange Commission (the "SEC"), at the earliest possible date but no later than 90 days following such a demand, the registration statement for the Demand Registration (the "Demand Registration Statement"). Blum shall have the right to two Demand Registration Statements.

            b. Registration of Other Securities. Whenever the Company shall effect


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                  a Demand Registration Statement, no shares of Common Stock owned by other stockholders of the Company ("Other Stockholders") other than the Registrable Securities shall be included among the shares of Common Stock covered by such registration statement unless Blum shall have consented in writing to the inclusion of such other shares of Common Stock.

            c. Expenses. Except as provided below, Blum will pay all of the expenses relating to (i) the preparation, filing and distribution of the registration statement, including the filing fees, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and for Blum and fees and expenses of the independent certified accountants relating to the preparation of the Demand Registration Statement, but excluding the salary costs and expenses of employees of the Company who participate in the preparation of the registration statement, and (ii) the sale of the Registrable Securities, including commissions, discounts and expenses of the underwriters, but excluding the costs incurred by the Company in connection with the participation of the Company's employees in the road show for the offering and sale of the Registrable Securities. The Company will pay any expenses otherwise payable by Blum and included in (i) above to the extent such expenses exceed $500,000 with respect to the first Demand Registration Statement prepared by the Company pursuant to Section 1.a. hereof and $250,000 with respect to the second Demand Regis tration Statement. If shares of Common Stock to be sold by the Company or Other Stockholders are included in the Demand Registration Statement, the Company or the Other Stockholders will pay their pro rata share, in proportion to the number of shares of Common Stock they have included in the Demand Registration Statement, of the expenses otherwise payable by Blum and included in (i) above, and the maximum amount of expenses included in (i) above that Blum will pay in connection with the Demand Registration Statement will be reduced on a basis proportional to the amount of securities being registered for the Company and such Other Stockholders. The Company and any Other Stockholders will pay the commissions, discounts and expenses of the underwriters relating to their respective sales of shares of Common Stock registered on the Demand Registration Statement, if any.

            d. Priority on Demand Registration. If the managing underwriters advise the Company that in their good faith opinion the number of the Registrable Securities and other shares of Common Stock requested to be included in the Demand Registration Statement exceeds the number that can be sold in such offering, the Company will include in such Demand Registration Statement (i) first, the Registrable Securities requested to be included in such Demand Registration Statement, (ii) second, assuming Blum has consented in writing to their inclusion in such Demand Registration Statement, any shares of Common Stock that the Company desires to


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                  include on its own behalf and (iii) third, assuming Blum has consented in writing to their inclusion, any shares of Common Stock beneficially owned by the Other Stockholders, pro rata on the basis of the number of shares of Common Stock that the Other Stockholders wanted to register.

            e. Incomplete Offering relating to Demand Registration. A Demand Registration Statement shall not be considered to be one of Blum's two Demand Registration Statements under Section 1.a. and the Company shall pay the expenses relating to such Demand Registration Statement if the Company discontinues the registration process pursuant to Section 4.a. hereof or the underwriters discontinue the registration process at the request of the Company. A Demand Registration Statement shall be considered to be one of Blum's two Demand Registration Statements and Blum shall pay the expenses relating to such Demand Registration Statement in accordance with Section 1.c. above if Blum determines not to complete the offering of any or all of the Registrable Securities covered by the Demand Registration Statement. A Demand Registration Statement shall not be considered to be one of Blum's two Demand Registration Statements under Section 1.a. and Blum shall pay the expenses relating to such Demand Registration Statement if the offering registered on the Demand Registration Statement is not completed because the underwriters (i) determine not to continue with the offering because of (A) governmental restrictions, not in force and effect on the date the offering process was commenced, imposed upon trad ing in securities, the suspension of trading in securities generally on any exchange or in the over-the-counter market by the NASD or the declaration of a banking moratorium by federal or state authorities; (B) political or general economic or financial conditions; or (C) the outbreak or escalation of hostilities or any other insurrection or armed conflict or the declaration of a national emergency in the United States or (ii) terminate their obligations under an underwriting agreement executed with the Company and Blum in accordance with the terms of such underwriting agreement. A Demand Registration Statement shall be considered to be one of Blum's two Demand Registration Statements and Blum shall pay the expenses relating to such Demand Registration Statement in all other situations when the offering registered on the Demand Registration Statement is not completed.

            f. Selection of Underwriters. The Company shall have the right to select the investment banker(s) and manager(s) for the Demand Registration Statement and make the other decisions regarding the underwriting arrangements for the offering covered by the Demand Registration Statement subject to the reasonable concurrence of Blum.

2.    Piggyback Registrations.

            a. Right to Piggyback. If at any time after May 11, 2000 the Company


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                  proposes to register any of its shares of Common Stock under the Securities Act for an underwritten offering, whether or not for sale for its own account, and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to Blum of such registration. Upon the written request of Blum (given within 20 business days after Blum's receipt of the Company's notice of the proposed registration), the Company will use its best efforts to include in the registration statement for such Piggyback Registration (the "Piggyback Registration Statement"), subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received a written request for inclusion.

            b. Piggyback Expenses. In all Piggyback Registrations, the Company shall pay all of the expenses relating to the preparation of the Piggyback Registration and the offering of the shares of Common Stock (except to the extent otherwise agreed with Other Stockholders), and the Company shall pay the commissions, discounts and expenses of the underwriters related to the offering of the shares of Common Stock by the Company, but will not pay the commissions, discounts and expenses of the underwriters related to the offering of the shares of Common Stock by Blum and the Other Stockholders registered on the Piggyback Registration Statement.

            c. Priority. If the managing underwriters for the Piggyback Registration advise the Company that in their good faith opinion the number of shares of Common Stock requested to be included in such Piggyback Registration exceeds the number that can be sold in such offering, the Company will allocate the shares of Common Stock to be included as follows: first, any shares of Common Stock that the Company proposes to sell on its own behalf; second, Registrable Securities requested to be included in such Piggyback Registration Statement; and third, shares of Common Stock beneficially owned by any Other Stockholders of the Company, pro rata on the basis of the number of shares of Common Stock that the Other Stockholders wanted to register.

            d. Selection of Underwriters. The Company shall have the right to select the investment banker(s) and manager(s) for the Piggyback Registration and to make the other decisions regarding the underwriting arrangements for the offering covered by the Piggyback Registration Statement. Notwithstanding the foregoing, the managing underwriter shall be reasonably acceptable to Blum if Registrable Securities of Blum are included on the Piggyback Registration Statement.

            e. Impact on Demand Registration. Blum's exercise of this right to a Piggyback Registration will have no impact on Blum's rights to a Demand Registration.


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3.    Holdback Agreements.

            Blum shall not effect any public sale or distribution of shares of Common Stock, regardless of when or how such shares of Common Stock were acquired by Blum, or any secur ities convertible into or exchangeable or exercisable for such securities, until after May 11, 2000, unless, in the opinion of counsel to Blum, such public sale or distribution is required by Blum's fiduciary duties (or any contractual duties in existence as of the date hereof) to the beneficial owners of such shares and such public sale or distribution is effected in accordance with the provisions of Rule 144. Subsequent to such date and until such time as Blum bene ficially owns less than ten percent of the outstanding shares of the Common Stock, Blum shall not effect any public sale or distribution of shares of Common Stock other than through the Demand Registration or the Piggyback Registration pursuant to this Agreement, or unless, in the opinion of counsel to Blum, such public sale or distribution is required by Blum's fiduciary duties (or any contractual duties in existence as of the date hereof) to the beneficial owners of such shares and such public sale or distribution is effected in accordance with the provisions of Rule 144. Blum shall effect any sales of shares of Common Stock once it beneficially owns less than ten percent of the outstanding shares of Common Stock in accordance with the provisions of Rule 144 if Blum has a designee on the Board of Directors of the Company or is otherwise considered to be an affiliate of the Company under the Securities Act.

4.    Registration Procedures.

            Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 1 or 2 of this Agreement, the Company will, as expeditiously as possible:

            a. prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and to remain effective until the closing of the underwritten offering, which shall be within five business days after the registration statement is declared effective; provided, however, that the Company may discontinue any effort to prepare the registration statement or cause the registration statement to be declared effective if either such action, in the reasonable opinion of the Company, would adversely affect any financing, acquisition, corporate reorganization or other material trans action in which the Company was engaged or planned to engage;

            b. provide to Blum before filing a registration statement or prospectus or any amendments or supplements thereto draft copies (that are subject to change) of all such documents proposed to be filed at least two weeks prior to their filing and will give reasonable consideration in good faith to any comments of Blum or its counsel;

            c. furnish to Blum such number of copies of such registration statement


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                  and any amendment or supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as Blum may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Blum;

            d. use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter(s) or Blum may reasonably request;

            e. enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities;

            f. permit Blum to participate in the negotiation of the underwriting agreement and to negotiate the pricing terms in connection with a Demand Registration Statement and to remove the Registrable Securities from a Piggyback Registration Statement based upon the pricing terms;

            g. obtain a "comfort" letter addressed to the Company from its independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters and provide a copy of such letter to Blum;

            h. provide to Blum a copy of any opinion of counsel required by the under writers; and

            i. make available for inspection by Blum, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Blum or such underwriter, all financial and other records and pertinent corporate documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by Blum or any such underwriter, attorney, accountant or agent in connection with such registration statement.

5.    Indemnification.

            a. The Company hereby indemnifies, to the extent permitted by law, Blum and its officers and directors, and each person who controls Blum (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are


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                  caused by or contained in any information furnished in writing to the Com pany by Blum expressly for use therein or by Blum's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Blum with a sufficient number of copies of the same.

            b. In connection with any registration statement in which Blum is participating, Blum will furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by Blum specifically for use in preparing the registration statement. Notwithstanding the foregoing, the liability of Blum under this Section 5(b) shall be limited to an amount equal to the net proceeds actually received by Blum from the sale of Registrable Securities covered by the registration statement.

            c. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemni fying party who is not entitled, or elects not, to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

6.    Other Agreements of Blum.

            a. Blum agrees that the Company shall have the right to purchase the Registrable Securities rather than file, upon Blum's request, a Demand Registration Statement, if, within 20 business days after receipt of Blum's


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                  notice delivered pursuant to Section 1.a. above, the Company notifies Blum by written notice of its intent to purchase all of the Registrable Securities that Blum wants to register on the Demand Registration Statement. The purchase price to be paid by the Company for each Registrable Security shall be the average of the average of the high and low bid prices for the shares of Common Stock for each of the 20 business days prior to the date of receipt by Blum of the Company's notice pursuant to this Section 6.a., reduced by the amount of commissions, discounts and expenses of underwriters that Blum would have paid in connection with an underwritten sale and an amount equal to $500,000, if the purchase is in lieu of the first Demand Registration, or $250,000, if the purchase is in lieu of the second Demand Registration.

            b. Blum agrees to enter into an agreement with underwriters in connection with any public offering by the Company of shares of Common Stock or of securities convertible or exchangeable into shares of Common Stock or any public offering in a Demand Registration or a Piggy-back Registration in which Blum agrees not to sell, transfer or otherwise dispose of any of the shares of Common Stock beneficially owned by Blum for the period of time requested by the underwriters.

            c. Blum agrees to provide to the Company all information required to be disclosed in the Demand Registration or Piggyback Registration by Item 507 of Regulation S-K (or any successor item) and to enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities.

7. Termination. The rights and obligations of the parties to this Agreement shall terminate at such time as Blum shall beneficially own less than 5% of the shares of Common Stock.

8.    Miscellaneous.

            a. Notices. Any notices required hereunder shall be deemed to be given upon the date when received when the notice is sent by certified or registered mail to the address of the Company's corporate headquarters in the case of any notice to the Company and, until changed by notice to the Company, the address of Blum on file with the Company in the case of any notice to Blum.

            b. Amendments and Waivers. The provisions of this Agreement may be amended or terminated and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if approved in writing by Blum.


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            c.    Binding Effect. This Agreement will bind and inure to the
                  benefit of the respective successors (including any successor resulting from a merger or similar reorganization), assigns, heirs and personal representatives of the parties hereto. Without limiting the generality of the foregoing, in addition, if Blum liquidates or reorganizes such that its assets are transferred to its own partners or to another entity, such partners or entity shall succeed to all of the rights of Blum hereunder. This Agreement shall be binding upon a party hereto upon its execution and delivery of a copy hereof.

            d. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, not the law of conflicts, of Delaware.

            e. Counterparts. This Agreement may be executed in counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above and all of which taken together shall constitute one and the same instrument.

            f. Interpretation. Unless the context of this Agreement clearly requires otherwise, (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to one gender include all genders and (iii) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.

            g. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or enforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of Blum shall be enforceable to the fullest extent permitted by the law.


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            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                        SCOTT TECHNOLOGIES, INC.

                                        By:             /s/
                                            ------------------------------------
                                            Name: Glen W. Lindemann
                                            Title: President and Chief Executive
                                                   Officer

                                        RICHARD C. BLUM & ASSOCIATES, L.P.

                                        By:             /s/
                                            ------------------------------------
                                            Name: N. Colin Lind
                                            Title: Managing Director


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